SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                               March 5, 2002
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                     (Date of earliest event reported)



                     Community Savings Bankshares, Inc.
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           (Exact name of registrant as specified in its charter)



  Delaware                         000-25089                      65-0870004
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)



             660 U.S. Highway One, North Palm Beach, Florida      33408
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                (Address of principal executive offices)        (Zip Code)



                               (561) 881-2212
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            (Registrant's telephone number, including area code)



                                    N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     On March 5, 2002, Community Savings Bankshares, Inc. (the "Company") and BankAtlantic Bancorp, Inc. ("BankAtlantic") announced receipt of regulatory approval of the proposed acquisition of the Company by BankAtlantic. The Company and BankAtlantic announced that they expect to complete the acquisition before the end of March 2002. The receipt of regulatory approval was announced pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable
          (b)  Not applicable
          (c)  Exhibits

               See Exhibit Index





















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COMMUNITY SAVINGS BANKSHARES, INC.




Date: March 8, 2002                By:  /s/ James B. Pittard, Jr.
                                      -----------------------------------
                                       James B. Pittard, Jr.
                                       President and Chief Executive Officer





















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                               EXHIBIT INDEX




   Exhibit Number                              Description
   --------------                              -----------


   99.1                                   Press release dated March 5, 2002.